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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




          Delaware                    1-15274                    26-0037077
(State or other jurisdiction   (Commission File No.)          (I.R.S. Employer
     of incorporation )                                      Identification No.)

6501 Legacy Drive
Plano, Texas                                                75024-3698


(Address of principal executive offices)                    (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000



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Item 5.  Other Events and Regulation FD Disclosure

     Excerpt from J. C. Penney Company, Inc.'s 2001 Annual Report to Stockholders (attached as Exhibit 99(a)).



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 J. C. PENNEY COMPANY, INC.



                                 By:  /s/ Charles R. Lotter
                                    --------------------------------------------
                                      Charles R. Lotter
                                      Executive Vice President, Secretary and
                                       General Counsel

Date:  April 16, 2002


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